EXECUTION COPY

                         WARRANTHOLDERS RIGHTS AGREEMENT

         WARRANTHOLDERS RIGHTS AGREEMENT (this "Agreement"), dated as of December 31, 1997, between AMCOMP INCORPORATED, a Delaware corporation (together with its successors, "AmComp"), and NATIONSBANK, N.A. ("NationsBank", and together with such other warrantholders of AmComp as may, from time to time, become parties to this Agreement in accordance with the provisions hereof, the "Warrantholders").

         WHEREAS, AmComp wishes to provide to the Warrantholders and the holders of the Conversion Shares (as defined herein) the rights described herein;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SECTION  1.1.   Definitions.   Unless  otherwise  defined  herein,  the
following terms used in this Agreement shall have the meanings specified below.

         "Affiliate" means, with respect to any Person, any of (i) a director or executive officer of such Person, (ii) a spouse, parent, sibling or descendent of such Person (or a spouse, parent, sibling or descendant of any director or executive officer of such Person), (iii) any general or limited partner of such Person, (iv) any holder of 10% or more of any class of equity securities of such Person, and (v) any other Person that, directly or indirectly, controls, or is controlled by or is under common control with such Person. For the purpose of this definition, "control" (including the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by contract or agency or otherwise.

         "BHC Act" means the Bank Holding Company Act of 1956, as amended.

         "Closing Date" means December 31, 1997.

         "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "Common Stock" means the Common Stock, par value $0.01 per share, of AmComp, and stock of any other class or other consideration into which such Common Stock may change.

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         "Conversion  Shares"  means (i) any  shares  of  Common  Stock or other securities issued upon the exercise of any Warrants and (ii) any securities issued with respect to any of such shares or other securities referred to in clause (i) upon the conversion thereof into other securities or by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise; provided that any of such securities shall cease to be Conversion Shares when such securities shall have (x) been disposed of pursuant to a Public Sale or (y) ceased to be outstanding.

         "Credit Agreement" means the Amended and Restated Credit Agreement, dated as of December 31, 1997, by and among AmComp, the subsidiaries of AmComp parties thereto and NationsBank.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor Federal statute, and the rule and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Exchange Act shall include a reference to the comparable section, if any, of any such successor Federal statute.

         "Indemnified Party" has the meaning set forth in Section 3.4(a) hereof.

         "Initial Public Offering" means the first registration of an offering of shares of Common Stock under the Securities Act which becomes effective (other than by a registration on Form S-4 or S-8 or any successor or similar forms).

         "Majority Holders" means holders holding a majority in interest of the outstanding Conversion Shares and Warrants (such majority determined, for purposes of this definition, by calculating the number of Conversion Shares for which such Warrants are then exercisable).

         "NASD" means The National Association of Securities Dealers, Inc.

         "NASDAQ" means The National Association of Securities Dealers, Inc. Automated Quotation System.

         "Other Securities" means securities other than Registrable Securities.

         "Person" means a corporation, an association, a partnership, a trust, a limited liability company, an organization, a business, an individual, a government or a subdivision thereof or a governmental agency.

         "Public Sale" means any sale of Common Stock to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 (or any successor provision then in effect) adopted under the Securities Act.


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         "Registrable  Securities" means any Conversion Shares until the earlier of (i) the date (if any) on which such Conversion Shares shall have been exchanged for new equity securities of AmComp not bearing a legend restricting transfer, the subsequent disposition of which shall not require registration or qualification under the Securities Act or any similar state law then in force and (ii) the date on which such Conversion Shares may be sold pursuant to Rule 144(k) under the Securities Act.

         "Registration Expenses" means all expenses incident to AmComp's performance of or compliance with Sections 3.1 through 3.4 hereof, including (i) all registration, filing and listing fees, (ii) all fees and expenses of complying with securities or blue-sky laws, (iii) all word processing, duplicating and printing expenses, (iv) all messenger and delivery expenses, (v) the fees and disbursements of counsel for AmComp and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, (vi) premiums and other costs of policies of insurance (if any) against liabilities arising out of the public offering of the Registrable Securities being registered if AmComp desires such insurance, and (vii) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but not including underwriting discounts and commissions and transfer taxes, if any; provided that, in any case where Registration Expenses are not to be borne by AmComp, such expenses shall not include (i) salaries of AmComp personnel or general overhead expenses of AmComp, (ii) auditing fees,
(iii) premiums or other expenses relating to liability insurance required by underwriters of AmComp, or (iv) other expenses for the preparation of financial statements or other data, to the extent that any of the foregoing either is normally prepared by AmComp in the ordinary course of its business or would have been incurred by AmComp had no public offering taken place.

         "Regulation Y Holder" means any Warrant Securityholder that is a bank holding company within the meaning of the BHC Act, or a subsidiary thereof subject to Regulation Y under the BHC Act.

         "Restricted Securities" means the Warrants, the Conversion Shares and any securities obtained upon exchange for or upon conversion or transfer of or as a distribution on Warrants, the Conversion Shares or any such securities; provided that particular securities shall cease to be Restricted Securities when such securities shall have (x) been disposed of pursuant to a Public Sale, (y) been otherwise transferred or exchanged and new certificates for them not bearing a legend restricting further transfer shall have been delivered by AmComp and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (z) ceased to be outstanding. Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the issuer thereof or its transfer agent, without expense (other than transfer taxes, if any), new securities of like tenor not bearing a legend of the character set forth in Section 2.2.

         "Securities Act" means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at


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
that time. Reference to a particular section of the Securities Act shall include a reference to the comparable section, if any, of any such successor statute.

         "Warrant Securityholder" means at any time any Warrantholder or any holder of Conversion Shares.

         "Warrantholders"   has  the  meaning  set  forth  in  the  introductory
paragraph.

         "Warrants" has the meaning set forth in Section 2.1.

         All references herein to "days" shall mean calendar days unless otherwise specified.

                                   ARTICLE II

                              PURCHASE OF WARRANTS;
                       TRANSFER AND CONVERSION OF SHARES;
                       PAYMENTS TO WARRANT SECURITYHOLDERS

         SECTION 2.1. Purchase of Warrants. AmComp hereby agrees to sell to NationsBank and, subject to the terms and conditions of this Agreement, NationsBank hereby agrees to purchase from AmComp, on the Closing Date, for a purchase price of $.01 and other good and valuable consideration, all of which shall be deemed to have been received by AmComp upon the execution and delivery of this Agreement, warrants entitling NationsBank to purchase, in the aggregate, 55,000 shares of Common Stock, for an initial exercise price of $4.00 per share (together with any warrants issued in substitution or replacement therefore, the "Warrants"). On the Closing Date, AmComp will deliver to NationsBank, upon payment therefor, a Warrant substantially in the form of Exhibit A registered in the name of NationsBank or the name of its nominee and dated the Closing Date. The terms set forth in the Warrant constitute part of this Agreement as if fully set forth herein. Subject to the terms hereof and the Warrant, NationsBank or its assigns may exercise the Warrant, in whole or in part, at any time prior to the fifth anniversary of the Closing Date, provided that NationsBank may not exercise the Warrant, and agrees to promptly return the Warrant to AmComp for cancellation, if (a) the "Consolidation" (as defined in the Credit Agreement) shall not have been consummated on or prior to August 31, 1998 as a result of the election of NationsBank not to grant the request of AmComp to effect the Consolidation in accordance with the terms set forth in the Credit Agreement,
(b) the principal amount of the "Facility B Advance" (as defined in the Credit Agreement) and all accrued interest and other amounts owing with respect thereto shall have been paid on or prior to September 30, 1998, and (c) NationsBank shall have received a loan fee paid by AmComp in the amount of $75,000 on or prior to September 30, 1998. Notwithstanding anything herein to the contrary, if, prior to March 31, 1998, NationsBank (x) provides notice to AmComp of its election to receive a fee in lieu of continuing to hold the Warrant, and (y) surrenders the Warrant to AmComp, then AmComp shall, within 10 days following the surrendering of the Warrant, pay to NationsBank a loan fee in the amount of $75,000.

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
         SECTION 2.2. Restrictions on Transfer and Conversion; Legend on Certificates.

         (a) Except as otherwise provided in this Agreement, Restricted Securities shall not be transferable except (i) pursuant to an effective registration statement under the Securities Act, (ii) pursuant to Rule 144 or 144A (or any successor provisions) under the Securities Act, or (iii) pursuant to a transaction that is otherwise exempt from or not subject to the registration requirements of the Securities Act.

         (b) Unless otherwise expressly provided herein, each certificate for Restricted Securities and each certificate issued in exchange for or upon transfer of any thereof shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "THE  SECURITIES   REPRESENTED  BY  THIS   CERTIFICATE  HAVE  NOT  BEEN
         REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO AND HAVE THE BENEFIT OF A WARRANTHOLDERS RIGHTS AGREEMENT DATED AS OF DECEMBER 31, 1997, BETWEEN AMCOMP INCORPORATED AND THE WARRANTHOLDERS PARTIES THERETO, COPIES OF WHICH ARE ON FILE WITH AMCOMP INCORPORATED."

         (c) Any other provision of this Agreement to the contrary notwithstanding, no transfer of any Restricted Securities other than pursuant to a Public Sale may be made to any Person unless such Person shall have agreed in writing that such Person, as a holder of Restricted Securities, and the Restricted Securities it acquires shall be bound by and be entitled to the benefits of all the provisions of this Agreement applicable to such Restricted Securities (and upon such agreement such Person shall be entitled to such benefits). Any purported transfer of Restricted Securities without compliance with the applicable provisions of this Agreement shall be void and of no effect, and the purported transferee shall have no rights as a Warrant Securityholder under this Agreement. In the event of such noncomplying transfer, AmComp shall not transfer any such Restricted Securities on its books or recognize the purported transferee as a shareholder or warrantholder, as the case may be, for any purpose, until all applicable provisions of this Agreement have been complied with.

         SECTION 2.3. Permitted Transfers. The restrictions on transfer provided in Section 2.2 shall not be applicable to any transfer in compliance with federal and all applicable state securities laws (i) to an Affiliate of the holder of Restricted Securities, from an Affiliate of such holder to such holder or between Affiliates of such holder (if any such Affiliate to whom shares of Restricted Securities have been transferred by a holder thereof ceases to be an Affiliate of such holder of Restricted Securities, such Restricted Securities shall immediately be transferred back

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
to the transferor thereof), (ii) upon the death of any holder of Restricted Securities to such holder's executors, administrators or testamentary trustees, or (iii) to a trust the beneficiaries of which include only the holder of such Restricted Securities or such holder's spouse, parents, siblings or descendants (any transferee referred to in (i), (ii) or (iii) above being referred to herein as a "Permitted Transferee"); provided that no such transfer shall be made to any Permitted Transferee unless such Permitted Transferee shall have agreed in writing that such Permitted Transferee, as a Warrant Securityholder, and the shares of Common Stock or Warrants it acquires shall be bound by and be entitled to the benefits of all the provisions of this Agreement applicable to Common Stock or Warrants (as the case may be), and upon such agreement such Permitted Transferee shall be entitled to such benefits.

         SECTION 2.4. Restrictions on Transfer by Regulation Y Holders. Nothing in this Agreement shall require any Regulation Y Holder to make a transfer of Warrants or Conversion Shares in a manner not permitted by the BHC Act or other applicable law (as "Impermissible Transfer"). If this Agreement would otherwise require any Regulation Y Holder to make an Impermissible Transfer as a condition precedent to making a transfer of Warrants of Conversion Shares in a manner permitted by the BHC Act and other applicable law (a "Permissible Transfer"), then such Regulation Y Holder shall not be required to make such Impermissible Transfer as a condition precedent to making such Permissible Transfer.

         SECTION 2.5. No Inconsistent Agreements. AmComp has not entered into and will not enter into any registration rights agreements or similar arrangements the performance by AmComp of which would in any manner conflict with, restrict or be inconsistent with the performance by AmComp of its obligations under this Agreement.


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
                                   ARTICLE III

         SECTION 3.1. Incidental Registration.

         (a) If at any time subsequent to an Initial Public Offering AmComp proposes to register any of its securities under the Securities Act (other than by a registration on Form S-4 or S-8 or any successor or similar forms) whether for its own account or for the account of the holder or holders of any Other Securities, it will each such time give prompt written notice to all Warrant Securityholders of its intention to do so. Upon the written request of any such holder made within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), AmComp will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which AmComp has been so requested to register by the holders thereof, to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which AmComp proposes to register; provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, AmComp shall determine for any reason either not to register or to delay registration of such securities, AmComp may, at its election, give written notice of such determination to each Warrant Securityholder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith) and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. AmComp will pay all Registration Expenses in connection with each registration of Registrable Securities pursuant to this Section 3.1.

         (b) If AmComp at any time proposes to register any of its securities under the Securities Act as contemplated by Section 3.1(a) and such securities are to be distributed by or through one or more underwriters, AmComp will, if requested by any holder of Registrable Securities as provided in this Section 3.1, use its best efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters; provided that if the managing underwriter of such underwritten offering shall inform AmComp and holders of the Registrable Securities requesting such registration and all other holders of any Other Securities which shall have exercised, in respect of such underwritten offering, registration rights comparable to the rights under this Section 3.1, by letter of its belief that inclusion in such distribution of all or a specified number of such securities proposed to be distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters (such letter to state the basis of such belief and the approximate number of such Registrable Securities and such Other Securities proposed so to be registered which may be distributed without such effect), then AmComp may, upon written notice to all holders of such Registrable Securities and holders of

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
such Other Securities, include in such registration, if and to the extent stated by such managing underwriter to be necessary to eliminate such effect, (i) first, securities requested to be included in such registration for the account of AmComp ("AmComp Shares"), and (ii) second, requested to be included in such registration by the holder or holders thereof pro rata among such holders requesting such registration on the basis of the number of such securities or shares requested to be included by such holders' provided that (x) AmComp shall include only Registrable Securities and Other Securities requested to be included in such registration by the holders thereof pro rata among such holders on the basis of the number of such securities requested to be included by such holders, such that the resultant aggregate number of such Registrable Securities and Other Securities so included in such registration, together with the number of securities to be included in such registration for the account of AmComp, shall be equal to the number of shares stated in such managing underwriter's letter, and (y) if the managing underwriter indicates that the inclusion of a greater percentage of Registrable Securities (and a lesser percentage of Other Securities) than the inclusion of such shares on a pro rata basis would permit a greater number of shares of its securities to be registered in a manner that would not interfere with the successful marketing of the securities being distributed by such underwriters, then Registerable Securities and Other Securities shall be included in such registration in the proportions so determined by the managing underwriter to permit inclusion of such greater number.

         SECTION 3.2. Registration Procedures.

         (a) If and whenever AmComp is required to effect the registration of any Registerable Securities under the Securities Act as provided in Section 3.1, AmComp shall, as expeditiously as possible:

                  (i) prepare and (within 60 days after the end of the period within which requests for registration may be given to AmComp or in any event as soon thereafter as possible file with the Commission the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities
         Act) and thereafter use its best efforts to cause such registration statement to become and remain effective as provided in clause (ii) below; provided however that AmComp may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto; provided further that before filing such registration statement or any amendments thereto, AmComp will furnish to the counsel selected by the holders of Registrable Securities which are to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

                  (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such

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
         registration statement until the expiration of 90 days after such registration statement becomes effective;

                  (iii) furnish to each seller of Registrable Securities covered by such registration statement and each underwriter, if any, of the securities being sold by such seller such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;

                  (iv) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under blue-sky or similar laws of such jurisdictions as any seller thereof and any underwriter of the securities being sold by such seller shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller and underwriter to consummate the disposition in such jurisdictions of the securities owned by such seller, except that AmComp shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

                  (v) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                  (vi) furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller and the underwriters, if any, of

                           (x) an  opinion  of  counsel  for  AmComp,  dated the
                  effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and

                           (y) a "comfort"  letter,  dated the effective date of
                  such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement), signed by
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
                  the independent public accountants who have certified AmComp's financial statements including in such registration statement,

         covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letter delivered to the underwriters in underwritten public offerings of securities;

                  (vii) notify the holders of Registrable Securities and the managing underwriter or underwriters, if any, promptly and confirm such advice in writing promptly thereafter:

                           (A) when the registration  statement,  the prospectus
                  or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

                           (B) of any request by the  Commission  for amendments
                  or supplements to the registration statement or the prospectus or for additional information;

                           (C) of the  issuance  by the  Commission  of any stop
                  order suspending the effectiveness of the registration or the initiation of any proceedings by any Person for that purpose; and

                           (D) of the receipt by AmComp of any notification with
                  respect  to  the  suspension  of  the   qualification  of  any
                  Registrable Securities for sale under the securities or blue-sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

                  (viii) notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon AmComp's discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller promptly prepare and furnish to such seller and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                  (ix) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

                  (x) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

                  (xi) make available for inspection by a representative of the sellers of Registrable Securities participating in the offering, any underwriter participating in any disposition pursuant to the registration and any attorney or accountant retained by such sellers or underwriter (each, an "Inspector"), all financial and other records, pertinent corporate documents and properties of AmComp (the "Records"), and cause AmComp's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration; provided that AmComp shall not be required to comply with this subdivision (xi) if there is a reasonable likelihood, in the judgment of AmComp, that such delivery could result in the loss of any attorney-client privilege related thereto; and provided further that Records which AmComp determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (x) such Records have become generally available to the public or (y) the disclosure of such Records may be necessary or appropriate (A) to comply with any law, rule, regulation or order applicable to any such Inspectors or seller of Registrable Securities, (B) in response to any subpoena or other legal process or (C) in connection with any litigation to which such Inspectors or any seller of Registrable Securities is a party (provided that AmComp is provided with reasonable notice of such proposed disclosure and a reasonable opportunity to seek a protective order or other appropriate remedy with respect to such Records);

                  (xii) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such Registration Statement;

                  (xiii) use its best efforts to list all Registrable Securities covered by such registration statement on any securities exchange or automated quotation system on which any of the Common Stock is then listed or traded; and

                  (xiv) use its best efforts to provide a CUSIP number for the Registrable Securities, not later than the effective date of the registration.

AmComp may require each seller of Registrable Securities as to which any registration is being effected to furnish AmComp such information regarding such seller and the distribution of such securities as AmComp may from time to time
reasonably request in writing for purposes of preparing the relevant registration statement and amendments and supplements thereto.

         (b) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from AmComp of the occurrence of any event of the kind described in subdivision (viii) of Section 3.2(a), such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (viii) of Section 3.2(a). In the event AmComp shall give any such notice, the periods specified in subdivision (ii) of Section 3.2(a) shall be extended by the length of the period from and including the date when each seller of any Registrable Securities covered by such registration statement shall have received such notice to the date on which each such seller has received the copies of the supplemented or amended prospectus contemplated by subdivision (viii) of Section 3.2(a).

         (c) If any such registration or comparable statement refers to any holder of Registrable Securities by name or otherwise as the holder of any securities of AmComp, then such holder shall have the right to require, in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder.

         SECTION 3.3. Underwritten Offerings.

         (a) If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under
Section 3.1, AmComp will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to AmComp, each such holder and the underwriters, and to contain such representations and warranties by AmComp and such holders and such other terms as are generally prevailing in agreements of such type, including, without limitation, indemnities to the effect and to the extent provided in
Section 3.4. The holders of the Registrable Securities will cooperate with AmComp in the negotiation of the underwriting agreement.

         (b) Each holder of Registrable Securities agrees by acquisition of such Registrable Securities not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of any equity securities of AmComp, during the ten days prior to and the 180 days after the effective date of any underwritten registration pursuant to Section 3.1 (or such shorter period as the underwriter or underwriters may permit), except as part of such underwritten registration, whether or not such holder of Registrable Securities participates in such registration, and except as otherwise permitted by the managing underwriter of such underwriting (if any). Each of the holders of Registrable Securities agrees that AmComp may instruct its transfer agent to place stop transfer notations in its records to enforce this Section 3.3(b).

         (c) No Person may participate in any underwritten offering hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Person or a majority of the Persons entitled to approve such arrangements and (ii) completes and executes all agreements, questionnaires, indemnities and other documents (other than powers of attorney, except a power of attorney with respect to the price at which such Person's shares of Common Stock shall be sold to the underwriters of such offering and the transfer of such shares to such underwriters; provided that such power of attorney may include, at the sole discretion of such person, a minimum price below which such Person shall not be obligated to sell such shares) required under the terms of such underwriting arrangements.

         SECTION 3.4. Indemnification.

         (a) AmComp agrees to indemnify and hold harmless each holder of Registrable Securities whose Registrable Securities are covered by any registration statement, its directors and officers and each other Person, if any, who controls such holder within the meaning of the Securities Act or Exchange Act (each an "Indemnified Party"), against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and AmComp will reimburse each such Indemnified Party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that AmComp shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to AmComp by or on behalf of such holder specifically for use in the preparation thereof. In addition, AmComp shall indemnify any underwriter of such offering and each other Person, if any, who controls any such underwriter within the meaning of the Securities Act or the Exchange Act in substantially the same manner and to substantially the same extent as the indemnity herein provided to each Indemnified Party. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such holder.

         (b) Each prospective seller of Registrable Securities hereunder shall indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section

3.4) AmComp, each director of AmComp and each other person, if any, who controls AmComp within the meaning of the Securities Act or Exchange Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereof, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to AmComp by or on behalf of such seller specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of AmComp or any such director, officer or controlling person and shall survive the transfer of such securities by such seller. The amount payable by any prospective seller of a Registrable Security with respect to the indemnification set forth in this subsection (b) in connection with any offering of securities will not exceed the amount of net proceeds received by such prospective seller pursuant to such offering.

         (c) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 3.4, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 3.4, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include, as an unconditional term thereof, the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

         (d) If the indemnification provided for in the preceding subdivisions of this Section 3.4 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability in such proportion as is appropriate to reflect the relative benefits received by, and the relative fault of, AmComp on the one hand and of the holder or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by AmComp on the one hand and the holder or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by AmComp from the initial sale of the Registrable Securities by AmComp to the purchaser bear to the gain realized by the selling holder or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of AmComp on the one hand and of the holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by AmComp, by the holder or by the underwriter and parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the proviso contained in the first sentence of subdivision (a) of this Section 3.4, and in no event shall the obligation of any indemnifying party to contribute under this subdivision (d) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under subdivisions (a) or (b) of this Section 3.4 had been available under the circumstances.

         AmComp and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this subdivision (d) were determined by pro rata allocation (even if the holders and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph and subdivision (c) of this Section 3.4. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

         Notwithstanding the provisions of this subdivision (d), no holder of Registrable Securities or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such holder, the net proceeds received by such holder from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         SECTION 3.5. Rule 144; Rule 144A.

         (a) If AmComp  shall have filed a  registration  statement  pursuant to
Section 12 of the Exchange Act or a registration statement pursuant to the Securities Act, and for so long as AmComp remains subject to the reporting requirements of the Exchange Act, AmComp will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and the regulations adopted by the Commission thereunder and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, AmComp will deliver to such holder a written statement as to whether it has complied with such requirements.

         (b) AmComp represents and warrants that the Common Stock is not, and is not part of a class of securities that is, listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system. For so long as any shares of Registrable Securities are restricted securities within the meaning of Rule 144(a)(3) under the Securities Act, AmComp covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) of the Exchange Act, make available to any holder of Registrable Securities in connection with the sale of such holder Registrable Securities and any prospective purchaser of Registrable Securities from such, in each case upon request, the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.


                                   ARTICLE IV

                                  MISCELLANEOUS

         SECTION 4.1. Notices. All notices and other communications provided for hereunder shall be dated and in writing and shall be deemed to have been given
(i) if given by telecopy, when such telecopy is transmitted and confirmation of receipt thereof is obtained or (ii) if given by mail, prepaid overnight courier or any other means, when received or when delivery at such address is refused. Such notices shall be addressed to the appropriate party to the attention of the person who executed this Agreement at the address or telecopy number set forth under such party's signature below (or to the attention of such other person or to such other address or telecopy number as such party shall have furnished to each other party in accordance with this Section 4.1).

         SECTION 4.2. Binding Nature of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto or their successors in interest, except as expressly otherwise provided herein.

         SECTION 4.3. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

         SECTION 4.4. Specific Performance. Without limiting the rights of each party hereto to pursue all other legal and equitable rights available to such party for the other parties' failure to perform their obligations under this Agreement, the parties hereto acknowledge and agree that the remedy at law for any failure to perform their obligations hereunder would be inadequate and that each of them, respectively, shall be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such failure.

         SECTION 4.5. GOVERNING LAW; ARBITRATION.

         (a)  THIS  AGREEMENT  AND THE  WARRANTS  SHALL  BE  GOVERNED  BY  THOSE
PROVISIONS OF THE CORPORATE CODE OF THE JURISDICTION IN WHICH AMCOMP IS INCORPORATED AND ARTICLE 8 OF THE UNIFORM COMMERCIAL CODE OF THE JURISDICTION IN WHICH AMCOMP IS INCORPORATED WHICH ARE NECESSARILY APPLICABLE TO SECURITIES ISSUED BY A CORPORATION INCORPORATED IN SUCH JURISDICTION AND OTHERWISE SHALL BE DEEMED TO BE CONTRACTS MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF SAID STATE. AMCOMP AND THE WARRANTHOLDERS AGREE THAT THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT BEAR A REASONABLE RELATION TO THE STATE OF NEW YORK.

         (b) ANY  CONTROVERSY  OR CLAIM  BETWEEN  OR AMONG  THE  PARTIES  HERETO
INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ ENDISPUTE AND ANY SUCCESSOR THEREOF (J.A.M.S.), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

         (c) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE CITY OF AMCOMP'S DOMICILE AT TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

         (d) RESERVATION OF RIGHTS. NOTHING IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT SHALL BE DEEMED TO (i) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN T HIS AGREEMENT; OR (ii) BE A WAIVER BY NATIONSBANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (iii) LIMIT THE RIGHT OF NATIONSBANK HERETO (a) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (b) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (c) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. NATIONSBANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

         SECTION 4.6. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

         SECTION 4.7. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         SECTION 4.8. Entire Agreement. This Agreement is intended by the parties hereto as a final and complete expression of their agreement and understanding in respect to the subject matter contained herein. This Agreement supersedes all prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

         SECTION 4.9. Amendment and Waiver. Any provision of this Agreement may be amended if, but only if, such amendment is in writing and is signed by AmComp and the Majority Holders; provided that no such amendment may adversely affect the rights or obligations hereunder of any Warrant Securityholder unless signed by such Warrant Securityholder. Any provision may be waived if, but only if, such waiver is in writing and is signed by the party or parties waiving such provision and for whose benefit such provision is intended.

         SECTION 4.10. No Third-Party Beneficiaries. Nothing in this Agreement shall convey any rights upon any person or entity which is not a party or an assignee of a party to this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

                                        AMCOMP INCORPORATED


                                        By:/s/ Don Johnson
                                           ------------------------------
                                           Name:  Don Johnson
                                           Title: Vice President

                                        Address: P.O. Box 14846
                                                 North Palm Beach
                                                 Florida, 33408

                                        Telefax: (407) 840-7192


                                        NATIONSBANK, N.A.


                                        By:/s/ John M. Powell
                                           ------------------------------
                                           Name:  John M. Powell
                                           Title: Vice President

                                           Address: 1555 Palm Beach Lakes Blvd.
                                                    Ste. 31C
                                                    West Palm Beach
                                                    Florida 33401-237

                                           Telefax: (561) 684-2726

STATE OF NEW YORK                   )
                                    ) to wit:
COUNTY OF NEW YORK                  )

         I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State and County listed above to take acknowledgments, personally appeared John M. Powell who is personally known to me to be the person who signed the foregoing Warrantholders Rights Agreement on behalf of NationsBank, N.A. and who executed the foregoing instrument on December 31, 1997, and who acknowledged before me in the State and County listed above that he executed same.

         This acknowledgment is given for the sole purpose of verifying the identity of the parties who signed the foregoing instrument and the place of its signing, and without any liability on the part of the Notary with regard to the obligations of the foregoing instrument.

         WITNESS my hand and official seal this 31 day of December, 1997.


                                           /s/ Dennis Gitler
                                           ------------------------------------
                              Print Name:______________________________________
                              Notary Public - State of_________________________
                              Commission Number:_______________________________
                              Commission Expires:______________________________


(NOTARIAL SEAL)

                                                  DENNIS GITLER
                                        Notary Public, State of New York
                                                  No. O1G150044850
                                             Qualified in Kings county
                                       Certificate Filed in New York County
                                       Commission Expires 6/5/99

STATE OF NEW YORK                   )
                                    ) to wit:
COUNTY OF NEW YORK                  )


         I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State and County listed above to take acknowledgments, personally appeared Don Johnson who is personally known to me to be the person who signed the foregoing Warrantholders Rights Agreement on behalf of AmComp Incorporated and who executed the foregoing instrument on December 31, 1997, and who acknowledged before me in the State and County listed above that he executed same.

         This acknowledgment is given for the sole purpose of verifying the identity of the parties who signed the foregoing instrument and the place of its signing, and without any liability on the part of the Notary with regard to the obligations of the foregoing instrument.

         WITNESS my hand and official seal this 31 day of December, 1997.


                                                /s/ Dennis Gitler
                                                -------------------------------
                                   Print Name:_________________________________
                                   Notary Public - State of____________________
                                   Commission Number:__________________________
                                   Commission Expires:_________________________

(NOTARIAL SEAL)



                                                  DENNIS GITLER
                                        Notary Public, State of New York
                                                No. O1G150044850
                                            Qualified in Kings county
                                      Certificate Filed in New York County
                                      Commission Expires 6/5/99

                                    EXHIBIT A

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO AND HAVE THE BENEFIT OF A WARRANTHOLDERS RIGHTS AGREEMENT DATED AS OF DECEMBER 31, 1997, BETWEEN AMCOMP INCORPORATED AND THE Warrantholders PARTIES THERETO, COPIES OF WHICH ARE ON FILE WITH AMCOMP INCORPORATED.

Warrant No. 1                                For the Purchase of 55,000 Shares

                               AMCOMP INCORPORATED

                          Common Stock Purchase Warrant

         THIS CERTIFIES THAT, for value received, NationsBank, N.A. or its successors in interest, assigns or transferees (collectively, the "Warrantholder"), is entitled to purchase from AmComp Incorporated, a Delaware corporation (the "Company"), 55,000 shares of the Company's Common Stock (as defined in Section 9(a) hereof) (the "Conversion Shares") at the exercise price of FOUR DOLLARS ($4.00) per share ("Exercise Price"). The number of Conversion Shares and the Exercise Price shall be adjusted and readjusted or changed from time to time in accordance with Section 4 hereof.

         This Warrant may be exercised at any time and from time to time on or prior to the fifth anniversary of the date of issuance set forth on the signature page of this Warrant, provided that Warrantholder may not exercise this Warrant, and agrees to promptly return this Warrant to the Company for cancellation, if (a) the "Consolidation" (as defined in the Amended and Restated Credit Agreement, dated as of December 31, 1997 (the "Credit agreement"), by and among the Company, the subsidiaries of the Company parties thereto and the Warrantholder) shall not have been consummated on or prior to August 31, 1998 as a result of the election of the Warrantholder not to grant the request of the Company to effect the Consolidation in accordance with the terms set forth in the Credit Agreement, (b) the principal amount of the "Facility B Advance" (as defined in the Credit Agreement) and all accrued interest and other amounts owing with respect thereto shall have been paid on or prior to September 30, 1998, and (c) the Warrantholder shall have received a loan fee paid by the Company in the amount of $75,000 on or prior to September 30, 1998. Notwithstanding anything herein to the contrary, if, prior to March 31, 1998, the Warrantholder (x) provides notice to the Company of its election to receive a fee in lieu of continuing to hold the Warrant, and (y) surrenders the Warrant to the Company, then the Company shall, within 10 days following the surrendering of the Warrant, pay to the Warrantholder a loan fee in the amount of $75,000.

1.        Exercise of Warrant.

         (a) The rights represented by this Warrant may be exercised by the Warrantholder, in whole or in part, by (a) delivering to the Company a duly executed notice of exercise in the form of Annex A hereto and (b) at the Warrantholder's option, either (i) delivering a check payable to (or wire transfer to the account of) the Company in an amount equal to the product of (x) the Exercise Price times (y) the number of Conversion Shares as to which this Warrant is being exercised (such product, the "Total Exercise Price") or (ii) delivering to the company a letter (the "Conversion Letter") requesting conversion or exchange of a portion of any indebtedness owed by the Company to the Warrantholder in an amount equal to the Total Exercise Price or (iii) if the Company shall have consummated an Initial Public Offering (as defined in the Warrant Agreement referred to below), surrendering to the Company a portion of this Warrant with a Value (as defined below) equal to the Total Exercise Price. For the purpose of clause (b)(iii) above, "Value" shall mean the product of (I) the amount by which the Fair Market Value per Share (as defined below) exceeds the Exercise Price and (II) the number of Conversion Shares as to which this Warrant is surrendered for the purpose of effecting payment for Conversion Shares. "Fair Market Value per Share" means the average closing price of a share of Common Stock of the Company for the three trading days immediately preceding the date on which the Warrant (or portion thereof) is surrendered, determined by reference to any recognized national publication containing such information.

         (b) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of delivery of a duly executed notice of exercise, together with the amount (in cash or by delivering the Conversion Letter or by surrender of a portion of this Warrant), if any, payable upon exercise of this Warrant and, as of such moment, (i) the rights of the Warrantholder, as such, with respect to the number of Conversion Shares as to which this Warrant is being exercised (and, if applicable, surrendered as payment of the Total Exercise Price) shall cease, and (ii) such Warrantholder shall be deemed to be the record holder of the shares of Common Stock issuable upon such exercise. As soon as practicable after the exercise, in whole or in part, of this Warrant, and in any event within 5 business days thereafter, the Company at its expense (including the payment by it of any applicable issuance or stamp taxes) will cause to be issued in the name of and delivered to the Warrantholder, or as the Warrantholder (upon payment by the Warrantholder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock to which the Warrantholder shall be entitled upon such exercise. In the event of partial exercise of this Warrant and, if applicable, partial surrender of this Warrant pursuant to clause (b)(iii) of this Section, the Warrant need not be delivered to the Company provided that the Warrantholder agrees to make a notation of such partial exercise and, if applicable, partial surrender of the Warrant. If this Warrant is delivered to the Company, the Company shall issue and deliver to the

Warrantholder a new Warrant evidencing the rights to purchase the remaining Conversion Shares, which new Warrant shall all other respects be identical to this Warrant.

         2.       Investment Representation.

         The Warrantholder by accepting this Warrant represents that the Warrantholder is acquiring this Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Warrantholder will not sell or otherwise dispose of this Warrant or the underlying Conversion Shares in violation of applicable securities laws. The Warrantholder acknowledges that the certificates representing any Conversion Shares will bear a legend indicating that they have not been registered under the Securities Act of 1933, and may not be sold by the Warrantholder except pursuant to an effective registration or pursuant to an exemption from registration. The Warrantholder shall be entitled to include the Conversion Shares in any demand or piggyback registration in accordance with (and subject to) the terms and conditions of the Warrantholders Rights Agreement, dated as of December 31, 1997 (the "Warrant Agreements"), between the Company and the Warrantholder.

         3.       Validity of Warrant and Issue of Shares.

         The Company represents and warrants that this Warrant has been duly authorized and validly issued and covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

         4.       Antidilution Provisions.

         The terms of this Warrant shall be subject to adjustment as follows:

         (a) If the Company shall (i) pay a stock dividend or make a distribution to holders of Common Stock in shares of its Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, (A) the Exercise Price shall be increased or decreased, as the case may be, to an amount which shall bear the same relation to the Exercise Price in effect immediately prior to such action as the total number of shares outstanding immediately prior to such action shall bear to the total number of shares outstanding immediately after such action and (B) this Warrant automatically shall be adjusted so that it shall thereafter evidence the right to purchase the kind and number of Conversion Shares or other securities which the Warrantholder would have owned and would have been entitled to receive after such action if this Warrant had been exercised immediately prior to such action or any record date with respect thereto. An adjustment made pursuant to this subsection (a) shall become effective retroactively immediately after the record date in the case of a dividend or distribution of Common Stock and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

         (b) If the Company shall fix a record date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of (i) assets (other than cash dividends or cash distributions payable out of consolidated net income or retained earnings or dividends payable in Common Stock), (ii) evidences of indebtedness or other debt or equity securities of the Company, or of any corporation other than the Company (except for the Common Stock of the Company) or (iii) subscription rights, options or warrants to purchase any of the foregoing assets or securities, whether or not such rights options or warrants are immediately exercisable (hereinafter collectively called "Distributions on Common Stock"), the Company Shall make provisions for the Warrantholder to receive upon exercise of this Warrant, a proportional amount (depending upon the extent to which this Warrant is exercised) of such assets, evidences of indebtedness, securities or such other rights, as if such Warrantholder had exercised this Warrant on or before such record date.

         (c) In the case of any consolidation or merger of the Company with or into another corporation or the sale of all or substantially all the assets of the Company to another person or entity, this Warrant thereafter shall be exercisable for the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon exercise of this Warrant would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment shall be made in the application of the provisions in this Section 4 to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and adjustments of the exercise price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

         (d) Upon the occurrence of each adjustment or readjustment of the exercise price or any change in the number of Conversion Shares or in the shares of stock or other securities or property deliverable upon exercise of this Warrant pursuant to this Section 4, the Company at its expense shall promptly compute such adjustment or readjustment and change in accordance with the terms hereof and furnish to each holder hereof a certificate signed by the chief financial officer of the Company, setting forth such adjustment or readjustment and change and showing in detail the facts upon which such adjustment or readjustment and change is based. The Company shall, upon the written request at any time of the Warrantholder, furnish or cause to be furnished to such Holder, a similar certificate setting forth (i) such adjustment or readjustment and change, (ii) the Exercise Price then in effect, and (iii) the number of Conversion Shares and the amount, if any, of other shares of stock and other securities and property which would be received upon the exercise of the Warrant.

         (e) The Company shall not be required upon the exercise of this Warrant to issue any fraction of shares, but shall make any adjustment therefor by rounding the number of shares obtainable upon exercise to the next highest whole number of shares.

         5.       Transfer of Rights.

         Subject to and in accordance with the terms of the Warrant Agreement, this Warrant is transferable in whole or in part, at the option of the Warrantholder upon delivery of the Warrant Assignment Form annexed as Annex B hereto, duly executed. Upon presentation of such Warrant Assignment Form to the Company, the Company shall execute and deliver a new Warrant or Warrants in the form of this Warrant with appropriate changes to reflect the issuance of subsequent Warrants, in the name of the assignee or assignees named in such instrument of assignment and, if the Warrantholder's entire interest is not being transferred or assigned, in the name of the Warrantholder, and this Warrant shall promptly be canceled. Any transfer or exchange of this Warrant shall be without charge to the Warrantholder and any new Warrant or Warrants issued shall be dated the date hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or for which it may be exchanged. The Warrantholder (and not the Company) will be responsible for any stamp, transfer or other taxes payable on any such transfer.

         6.       Lost. Mutilated or Missing Warrant.

         Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like denomination and date.

         7.       Rights of Warrantholder.

         The Warrantholder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrantholder are limited to those expressed in this Warrant.

         8.       Successors

         All the provisions of this Warrant by or for the benefit of the Company or the Warrantholder shall bind and inure to the benefit of their respective successors and assigns.

         9.       Miscellaneous

         (a) As used herein, the term "Common Stock" shall mean and include the Company's currently authorized common stock, $0.01 par value per share, and stock of any other class or other consideration into which such currently authorized Common Stock may hereafter have been changed.

         (b) The caption  headings used in this Warrant are for  convenience  of
reference   only  and  shall  not  be   construed  in  any  way  to  affect  the
interpretation of any provisions of this Warrant.

         10.      Notices.

         Any notice pursuant to this Warrant shall be effective if sent by first class mail, postage prepaid, or delivered by facsimile transmission, to the address and in the manner specified in the Warrant Agreement.

         IN WITNESS WHEREOF, the Company, intending to be legally bound hereby, has caused this Warrant to be signed by its duly authorized officer, and attested by its Secretary or Assistant Secretary as of the date set forth below.

                                         AMCOMP INCORPORATED

                                         By:____________________________________
                                            Name:
                                            Title:

Attest:


-----------------------------
Name:
Title:

Issuance Date:     December 31, 1997

                                                                         ANNEX A

                          COMMON STOCK PURCHASE WARRANT

                               Notice of Exercise

                                                                       [Date]

To: AMCOMP INCORPORATED
The undersigned, pursuant to the provisions set forth in Warrant No. , hereby irrevocably elects and agrees to purchase _______ shares of the Company's Common Stock covered by such Warrant, and makes payment herewith in full therefor of the Total Exercise Price of $_______.

The undersigned hereby represents that the undersigned is exercising such Warrant for its own account or the account of an affiliate and will not sell or otherwise dispose of the underlying Conversion Shares in violation of applicable securities laws. If said number of shares is less than all of the shares purchasable hereunder the undersigned requests that a new Warrant evidencing the rights to purchase the remaining Conversion Shares (which new Warrant shall in all other respects be identical to the Warrant exercised hereby) be registered in the name of__________________ whose address is__________________:


                                          Signature:___________________________

                                          Printed Name:________________________

                                          Address:_____________________________

                                          _____________________________________

                                          _____________________________________

                                          _____________________________________

                                                                         ANNEX B

                                   ASSIGNMENT

         FOR VALUE RECEIVED ________________ hereby sells, assigns and transfers all of its rights as set forth in Warrant No. with respect to the shares of the Company's Common Stock covered thereby as set forth below unto:

Name of Assignee(s)            Address(es)         No. of Shares

___________________            _________________   _____________________________

___________________            _________________   _____________________________

___________________            _________________   _____________________________

         All notices to be given by the Company to the Warrantholder pursuant to
Section 10 of Warrant No. shall be sent to the Assignee(s) at the above stated address(es), and, if the number of shares being hereby assigned is less than all of the shares covered by Warrant No. , then also to the undersigned.

         The undersigned requests that the Company execute and deliver, if necessary to comply with the provisions of Section 5 of Warrant No. , a new Warrant or, if the number of shares being hereby assigned is less than all of the shares covered by Warrant No. _________________ new Warrants in the name of the undersigned, the assignee and/or the assignees, as is appropriate.

Dated:_____________________

                                          Signature:___________________________

                                          Printed Name:________________________

                                          Address:_____________________________

                                          _____________________________________

                                          _____________________________________